Filed pursuant to Rule 497

File No. 333-272168

Rule 482ad

EAGLE POINT INCOME COMPANY INC. PRICES OFFERING OF PREFERRED STOCK

GREENWICH, Conn. – July 20, 2023 – Eagle Point Income Company Inc. (the “Company”) (NYSE: EIC, EICA) today announced that it has priced an underwritten public offering of 1,130,500 shares of its 7.75% Series B Term Preferred Stock due 2028 (the “Preferred Stock”) at a public offering price of $25 per share, which will result in net proceeds to the Company of approximately $27.1 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Company. The Preferred Stock is rated ‘BBB’ by Egan-Jones Ratings Company, an independent rating agency.

The offering is expected to close on July 26, 2023, subject to customary closing conditions. The Company has granted the underwriters a 30-day option to purchase up to an additional 169,575 shares of Preferred Stock. The Preferred Stock is expected to be listed on the New York Stock Exchange and to trade thereon within 30 days of the original issue date under the symbol “EICB.”

Ladenburg Thalmann & Co. Inc. and B. Riley Securities, Inc. are acting as joint book-running managers for the offering. InspereX LLC and Wedbush Securities Inc. are acting as lead managers for the offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus supplement dated July 19, 2023 and the accompanying prospectus dated June 29, 2023, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing Ladenburg Thalmann & Co. Inc. at 640 Fifth Avenue, 4th Floor, New York, New York 10019, by calling toll-free 1-800-573-2541 or by sending an e-mail to: prospectus@ladenburg.com; copies may also be obtained for free by visiting EDGAR on the SEC’s website at http://www.sec.gov.

Egan-Jones Ratings Company is a nationally recognized statistical rating organization (NRSRO). A security rating is not a recommendation to buy, sell or hold securities, and any such rating may be subject to revision or withdrawal at any time by the applicable rating agency.

ABOUT EAGLE POINT INCOME COMPANY

The Company is a diversified, closed-end management investment company. The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation, by investing primarily in junior debt tranches of collateralized loan obligations (“CLOs”). In addition, the Company may invest up to 35% of its total assets (at the time of investment) in CLO equity securities. The Company is externally managed and advised by Eagle Point Income Management LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Source: Eagle Point Income Company Inc.

Investor Relations:

ICR

203-340-8510

ir@EaglePointIncome.com

www.eaglepointincome.com